Supplement dated November 7, 2025
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B, Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The effective date for the fund changes described in the supplement dated October 14, 2025, is now on or about December 1, 2025.
USP-0130